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                             EXHIBIT 99.2

                    NOTICE OF GUARANTEED DELIVERY
                                  FOR
                8-5/8% SERIES A SENIOR NOTES DUE 2008
                                   OF
             INTERNATIONAL COMFORT PRODUCTS HOLDINGS, INC.

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of International Comfort Products Holdings, Inc. (the
"Company") made pursuant to the Prospectus dated             , 1998 (the
"Prospectus") if certificate(s) for the 8-5/8% Series A Senior Notes due 2008 (the "Old Notes") of the Company are not immediately available or if, prior to 5:00 P.M., New York City time, on the Expiration Date (as defined in the Prospectus), the Old Notes, the Letter of Transmittal or any other documents required thereby cannot be delivered to the Exchange Agent or the procedure for book-entry transfer cannot be completed. Such form may be delivered by hand or transmitted by facsimile transmission, overnight courier or mail to the Exchange Agent. Capitalized terms used by not defined herein have the meanings given to them in the Prospectus.

TO: UNITED STATES TRUST COMPANY, THE EXCHANGE AGENT

By Registered or Certified Mail:         By Hand or Courier before 4:30 p.m.:
United States Trust Company of           United States Trust Company of
   New York                                 New York
P.O. Box 843 Cooper Station              111 Broadway
New York, New York 10276                 New York, New York 10006
Attention: Corporate Trust Services      Attention: Lower Level Corporate
                                                    Trust Window

By Facsimile:                            By Hand after 4:30 p.m. (on the
                                            Expiration Date Only) and By
                                            Overnight Courier:
United States Trust Company of           United States Trust Company of
   New York                                 New York
(212) 780-0592                           770 Broadway, 13th Floor
Attention: Customer Service              New York, New York 10003
Confirm by telephone: (800) 548-6565


DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal to be used to tender Old Notes is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided on the Letter of Transmittal.
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LADIES AND GENTLEMEN:

           The undersigned hereby tenders to International Comfort Products Holdings, Inc., a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the principal amount of Old Notes pursuant to the guaranteed delivery procedures discussed in the Prospectus under the caption "Terms Of The Exchange Offer -- Guaranteed Delivery Procedures."

NOTE: SIGNATURES MUST BE PROVIDED WHERE INDICATED BELOW.

Principal Amount(s)                    Name(s) of
of Old Notes                           Record Holder(s)


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                   (Please Print)

Address:
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                        (Include Zip Code)

Signature:
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Date:                    , 1998
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Certificate Nos. (if available):
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If Old Notes will be
delivered by book-entry
transfer at The Depository
Trust Company ("DTC"),
Depository Account No.:
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     This Notice of Guaranteed Delivery must be signed by the holder(s) of
Old Notes exactly as such holder(s)' name(s) appear(s) on certificate(s) for Old Notes or on a security position listing as the owner of the Old Notes, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must provide the following information:

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Name(s):
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                          (Please Print)
Capacity:
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Address:
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                        (Include Zip Code)

                               GUARANTEE
                 (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "Eligible Guarantor Institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby guarantees that delivery to the Exchange Agent of certificate(s) for the Old Notes tendered hereby, in proper form for transfer (or confirmation of electronic delivery of book-entry transfer of such Old Notes into the Exchange Agent's account at DTC, pursuant to the procedures for book-entry transfer set forth in the Prospectus), with delivery of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees and any other required documents, will be received by the Exchange Agent at one of its addresses set forth above within three (3) New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.


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(Name of Firm)


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(Authorized Signature)


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(Title)

Date:                   , 1998
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Address:
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                        (Include Zip Code)


Area Code and Telephone Number:
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NOTE: DO NOT SEND OLD NOTES WITH THIS FORM. OLD NOTES SHOULD BE SENT WITH A
COMPLETED LETTER OF TRANSMITTAL SO THAT THEY ARE RECEIVED BY THE EXCHANGE AGENT WITHIN THREE (3) NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE DATE OF EXECUTION OF THE NOTICE OF GUARANTEED DELIVERY.